UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  January 6, 2017

FedEx Corporation

(Exact Name of Registrant as Specified in Its Charter)

Commission file number 1-5829

Delaware	62-1721435
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

942 South Shady Grove Road,
Memphis, Tennessee 38210

(Address of Principal Executive Offices)

(901) 818-7500

(Registrant’s telephone number, including area code)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

On January 6, 2017, FedEx Corporation issued $450,000,000 aggregate principal amount of its 3.300% Notes due 2027 and $750,000,000 aggregate principal amount of its 4.400% Notes due 2047.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-207036) by which those notes and related guarantees were registered.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 3, 2017, among FedEx Corporation, the Significant Guarantors named therein and Wells Fargo Securities, LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc., on behalf of themselves and as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2	Supplemental Indenture No. 4, dated as of January 6, 2017, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.300% Note due 2027 (included in Exhibit 4.2).

4.4	Form of 4.400% Note due 2047 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	January 6, 2017	By:	/s/ Michael C. Lenz
			Name:	Michael C. Lenz
			Title:	Corporate Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 3, 2017, among FedEx Corporation, the Significant Guarantors named therein and Wells Fargo Securities, LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc., on behalf of themselves and as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2	Supplemental Indenture No. 4, dated as of January 6, 2017, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.300% Note due 2027 (included in Exhibit 4.2).

4.4	Form of 4.400% Note due 2047 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).